                                                                     EXHIBIT 4.1

           NUMBER                                              SHARES

INCORPORATED UNDER THE LAWS                                SEE REVERSE FOR
OF THE COMMONWEALTH OF PENNSYLVANIA                            CERTAIN
                                                             DEFINITIONS

                          MERCER INSURANCE GROUP, INC.

                                                               CUSIP 587902 10 7
--------------------------------------------------------------------------------
THIS CERTIFIES that

is the owner of
--------------------------------------------------------------------------------

      FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE PER SHARE, OF

               ========== MERCER INSURANCE GROUP, INC.===========

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

                              CERTIFICATE OF STOCK

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
                                                           /s/ Andrew R. Speaker
                                                                  President

    TRANSFER AGENT                                         /s/  Paul Ehrhardt
    AND REGISTRAR                                                 Secretary
BY

      AUTHORIZED OFFICER


                          ----------------------------
                          MERCER INSURANCE GROUP, INC.
                                 CORPORATE SEAL
                                      ----
                                      1997

                                      ----
                                  PENNSYLVANIA
                          ----------------------------

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or to the transfer agent.

     The following abbreviations, when used in the description on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common   UNIF GIFT MIN ACT -- _______ Custodian _______    UNIF TRAN MIN ACT -- ______ Custodian _______
                                                       (Cust)            (Minor)                         (Cust)           (Minor)
TEN ENT -- as tenants by the
           entireties                                  under Uniform Gifts to Minors                     under Uniform Transfers to
JT TEN  -- as joint tenants with                                                                                    Minors
           right of survivorship                       Act _______________                               Act _______________
           and not as tenants in                               (State)                                           (State)
           common

    Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                    INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint _____________________________________________

__________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: __________________________________



           _____________________________________________________________________
           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.